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EXHIBIT 10.14.3

AMENDMENT NO. 2

        This Amendment No. 2 dated as of January 29, 2004 ("Amendment") is among Schweitzer-Mauduit International, Inc., a Delaware corporation ("Company"), Schweitzer-Mauduit France S.A.R.L., a French corporation ("SARL", together with the Company, the "Borrowers"), the banks party hereto ("Banks") and Societe Generale, as agent for the Banks ("Agent").

INTRODUCTION

        A.    The Borrowers, the Banks and the Agent are party to the Credit Agreement dated as of January 31, 2002, as amended by Amendment No. 1 dated as of January 30, 2003 (the "Credit Agreement").

        B.    The Borrowers have requested that the Banks agree to extend the Maturity Date of the Tranche A Commitments under the Credit Agreement from January 29, 2004 to January 27, 2005.

        THEREFORE, the Borrowers, the Agent and the Banks hereby agree as follows:

        Section 1.    Definitions; References.    Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

        Section 2.    Amendments.    Upon the satisfaction of the conditions precedent set forth in Section 4 below, Section 1.01 of the Credit Agreement is hereby amended by deleting the date "January 29, 2004" in the definition of "Maturity Date" and replacing it with the date "January 27, 2005".

        Section 3.    Representations and Warranties.    The Borrowers represent and warrant to the Agent and the Banks as of the date hereof:

        (a)   Any representations and warranties set forth in the Credit Agreement and in the other Credit Documents (other than those made as of a specific date) are true and correct in all material respects;

        (b)   (i) The execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrowers and have or will have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

        (c)   No Default or Event of Default has occurred and is continuing.

        Section 4.    Effectiveness.    This Amendment shall become effective and the Credit Agreement shall be amended as provided in Section 2 of this Amendment when the Agent shall have received this Amendment duly and validly executed by the Borrowers, the Agent and the Banks.

        Section 5.    Reaffirmation of Guaranty.    The Company hereby reaffirms its obligations under Article VIII of the Credit Agreement and agrees to remain liable for the repayment of the Guaranteed Obligations (as defined therein), as such Guaranteed Obligations have been amended hereby.

        Section 6.    Choice of Law.    This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

        Section 7.    Counterparts.    This Amendment may be signed in any number of counterparts, each of which shall be an original.

        EXECUTED as of the date first set forth above.

BORROWERS:

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

By:	/s/ WAYNE H. DEITRICH Wayne H. Deitrich Chairman and Chief Executive Officer

SCHWEITZER-MAUDUIT FRANCE S.A.R.L.

By:	/s/ JEAN-PIERRE LE HETET Jean-Pierre Le Hetet Gerant (Manager)

AGENT:

SOCIETE GENERALE

By:	/s/ MARC POUGET-ABADIE Marc Pouget-Abadie Director

BANKS:

SOCIETE GENERALE

By:	/s/ MARC POUGET-ABADIE Marc Pouget-Abadie Director

BANQUE DE CHINE PARIS

By:	/s/ YAO HUEMING Yao Huming Head of Corporate Banking Department

NATEXIS BANQUE POPULAIRES

By:	/s/ YVES DARGENT Yves Dargent Director

By:	/s/ HERVE BACHELOT Herve Bachelot Sales

BNP—PARIBAS

By:	/s/ JEAN-EUDES BLEHER Jean-Eudes Bleher Responsible Role Risque

By:	/s/ FREDERIC QUANDALLE Frederic Quandalle Responsible Commercial

CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DU FINISTERE

By:	/s/ BERTRAND LE BOITE Bertrand Le Boite Director Agence Grands Entreprises

SUNTRUST BANK

By:	/s/ DAVID W. PENTER David W. Penter Director

CREDIT LYONNAIS

By:	/s/ ERIC CORBISIER Eric Corbisier Director Regional Enterprises

CREDIT COMMERCIAL DE FRANCE

By:	/s/ DE VASSELOT De Vasselot Branch Manager

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AMENDMENT NO. 2
INTRODUCTION